J.P. MORGAN MONEY MARKET FUNDS

JPMorgan California Municipal Money Market Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 24, 2023

to the current Summary Prospectuses, Prospectuses and Statements of Additional Information

dated July 1, 2022, as supplemented

Effective as of the close of business on April 27, 2023 (the “Closing Date”), the JPMorgan California Municipal Money Market Fund (the “Fund”) will be offered on a limited basis.

Beginning on the Closing Date, investors generally are not eligible to purchase shares of the Fund, except:

•

Shareholders of record as of the Closing Date (and if the shareholder of record is an omnibus account, beneficial owners of shares in that account as of the Closing Date) (such shareholders of record and beneficial owners, “Existing Investors”) are permitted to continue to purchase shares of the Fund as follows:

•	Existing Investors are eligible to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from the Fund; and

•	Existing Investors are eligible to make exchanges from other J.P. Morgan Funds into the Fund.

•

An investor who, on or before the Closing Date, has indicated an intent to purchase shares of the Fund, may establish and fund a new account and purchase shares of the Fund after the Closing Date if (i) the account has been accepted for investment by the Fund and its distributor, (ii) the investor can demonstrate that they communicated an intent to purchase the Fund prior to the Closing Date, and (iii) the account is funded within 5 business days of the Closing Date, provided they meet any other eligibility requirements then in effect.

In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-CAMMF-LO-423